UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2024

BlueRiver Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39961	98-1577027
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West Nottingham Drive, Suite 400 San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 832 3305

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of a redeemable Warrant to acquire one Class A ordinary share	BLUA.U	NYSE American LLC
Class A ordinary share, par value $0.0001 per share	BLUA	NYSE American LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BLUA.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2023, BlueRiver Acquisition Corp., a Cayman Islands exempted company (“BlueRiver” or the “Company”) entered into an Agreement and Plan of Merger, dated July 21, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with BLUA Merger Sub LLC, a Texas limited liability company and wholly-owned subsidiary of BlueRiver, and Spinal Stabilization Technologies, LLC, a Texas limited liability company.

On February 2, 2024, the parties to the Merger Agreement entered into that certain Amendment to Agreement and Plan of Merger (the “Amendment”) pursuant to which the parties agreed to extend the date on which the Merger Agreement may be terminated by the parties if the Closing (as defined in the Merger Agreement) has not occurred from February 2, 2024 until March 31, 2024.

The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 2, 2024, BlueRiver received a letter from the NYSE American LLC (“NYSE American” or the “Exchange”) stating that the staff of NYSE Regulation has determined to commence proceedings to delist the Company’s Class A ordinary shares, Units and Rights (collectively, the “Securities”) pursuant to Sections 119(b) and 119(f) of the NYSE American Company Guide because the Company failed to consummate a business combination within 36 months of the effectiveness of its initial public offering registration statement, or such shorter period that the Company specified in its registration statement. At this time, the Securities have not been suspended and will continue to trade.

As indicated in the letter from NYSE American, the Company has a right to a review of the delisting determination by a Committee of the Board of Directors of the Exchange, provided a written request for such review is requested no later than February 9, 2024. The Company intends to make such request.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 is incorporated by reference in this item to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holdings.

The Company held the extraordinary general meeting (the “Extraordinary General Meeting”) at 11:30 a.m. Eastern Time on February 2, 2024 for the purposes of considering and voting upon:

●

The Extension Proposal – to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association to extend from February 2, 2024 (the “Original Termination Date”) up to 6 times by an additional 1 month each month after the Original Termination Date, by resolution of the Board, upon deposit of $0.025 into the Company’s Trust Account for each Public Share that has not been redeemed in accordance with the terms of Company’s amended and restated memorandum and articles of association the, provided that such extension payment must be made prior to, on, or as soon as practicable after, the applicable Termination Date, until May 2, 2024, the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities, the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

●	The Adjournment Proposal — to consider and vote upon a proposal by the following ordinary resolution to approve the adjournment of the Extraordinary General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances.

For more information on these proposals, please refer to the Company’s proxy statement dated January 4, 2024 (as amended or supplemented). As of the record date of January 16, 2024, there were a total of 9,860,428 ordinary shares issued and outstanding and entitled to vote at the Extraordinary General Meeting. Proxies were received for 8,941,394 ordinary shares, or approximately 90.68% of the shares issued and outstanding and entitled to vote at the Extraordinary General Meeting; therefore a quorum was present.

Shareholders voted to approve the Extension Proposal. The proposal received the following final voting results:

For	Against	Abstain
8,940,790	604	0

The Adjournment Proposal was not presented to the shareholders because there were sufficient votes to approve the Extension Proposal.

A copy of the Amendment of the Company’s Amended and Restated Memorandum and Articles of Association as adopted on February 2, 2024 by special resolution of the shareholders is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
2.1	Amendment to Agreement and Plan of Merger dated February 2, 2024
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association of BlueRiver Acquisition Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueRiver Acquisition Corp.

By:	/s/ John Gregg
Name:	John Gregg
Title:	Co-Chief Executive Officer

Dated: February 7, 2024

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